SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 17, 1998, a special shareholders' meeting was held. Kemper Horizon Portfolio shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. The following are the results.

KEMPER HORIZON 20+
--------------------------------------------------------------------------------

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

         For     Against   Abstain
      4,444,138  109,481   196,080

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

                                      Broker
         For     Against   Abstain   Non-Votes
      3,445,253  336,585   318,303   649,557

Diversification

                                      Broker
         For     Against   Abstain   Non-Votes
      3,444,047  337,791   318,303   649,557

Borrowing

                                      Broker
         For     Against   Abstain   Non-Votes
      3,440,500  341,337   318,303   649,557

Senior securities

                                      Broker
         For     Against   Abstain   Non-Votes
      3,446,732  335,106   318,303   649,557

Concentration

                                      Broker
         For     Against   Abstain   Non-Votes
      3,446,732  335,106   318,303   649,557

Underwriting of securities

                                      Broker
         For     Against   Abstain   Non-Votes
      3,445,234  336,604   318,303   649,557

Investment in real estate

                                      Broker
         For     Against   Abstain   Non-Votes
      3,446,732  335,106   318,303   649,557

Purchase of commodities

                                      Broker
         For     Against   Abstain   Non-Votes
      3,446,387  335,451   318,303   649,557

Lending

                                      Broker
         For     Against   Abstain   Non-Votes
      3,443,714  338,124   318,303   649,557

Margin purchases and short sales

                                      Broker
         For     Against   Abstain   Non-Votes
      3,445,545  336,293   318,303   649,557

Pledging of assets

                                      Broker
         For     Against   Abstain   Non-Votes
      3,440,703  341,134   318,303   649,557

Purchases of securities

                                      Broker
         For     Against   Abstain   Non-Votes
      3,446,732  335,106   318,303   649,557

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

KEMPER HORIZON 10+
---------

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

         For     Against   Abstain
      5,145,765  57,328    200,872

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

                                      Broker
         For     Against   Abstain   Non-Votes
      3,984,444  196,926   290,435   932,161

Diversification

                                      Broker
         For     Against   Abstain   Non-Votes
      3,984,496  196,874   290,435   932,161

Borrowing

                                      Broker
         For     Against   Abstain   Non-Votes
      3,978,128  203,242   290,435   932,161

Senior securities

                                      Broker
         For     Against   Abstain   Non-Votes
      3,983,727  197,643   290,435   932,161

Concentration

                                      Broker
         For     Against   Abstain   Non-Votes
      3,984,496  196,874   290,435   932,161

Underwriting of securities

                                      Broker
         For     Against   Abstain   Non-Votes
      3,978,392  202,978   290,435   932,161

Investment in real estate

                                      Broker
         For     Against   Abstain   Non-Votes
      3,983,727  197,643   290,435   932,161

Purchase of commodities

                                      Broker
         For     Against   Abstain   Non-Votes
      3,984,496  196,874   290,435   932,161

Lending

                                      Broker
         For     Against   Abstain   Non-Votes
      3,979,759  201,611   290,435   932,161

Margin purchases and short sales

                                      Broker
         For     Against   Abstain   Non-Votes
      3,972,810  208,560   290,435   932,161

Pledging of assets

                                      Broker
         For     Against   Abstain   Non-Votes
      3,983,700  197,670   290,435   932,161

Purchases of securities

                                      Broker
         For     Against   Abstain   Non-Votes
      3,978,508  202,862   290,435   932,161

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

KEMPER HORIZON 5
--------------------------------------------------------------------------------

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

         For     Against   Abstain
      2,691,668  26,680    118,365

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

   Investment objectives

                                      Broker
         For     Against   Abstain   Non-Votes
      2,027,919  104,755   183,918   520,122

Diversification

                                      Broker
         For     Against   Abstain   Non-Votes
      2,019,125  113,548   183,918   520,122

Borrowing

                                      Broker
         For     Against   Abstain   Non-Votes
      2,025,878  106,796   183,918   520,122

Senior securities

                                      Broker
         For     Against   Abstain   Non-Votes
      2,025,878  106,796   183,918   520,122

Concentration

                                      Broker
         For     Against   Abstain   Non-Votes
      2,026,051  106,623   183,918   520,122

Underwriting of securities

                                      Broker
         For     Against   Abstain   Non-Votes
      2,026,051  106,623   183,918   520,122

Investment in real estate

                                      Broker
         For     Against   Abstain   Non-Votes
      2,026,051  106,623   183,918   520,122

Purchase of commodities

                                      Broker
         For     Against   Abstain   Non-Votes
      2,025,919  106,755   183,918   520,122

Lending

                                      Broker
         For     Against   Abstain   Non-Votes
      2,025,788  106,885   183,918   520,122

Margin purchases and short sales

                                      Broker
         For     Against   Abstain   Non-Votes
      2,025,878  106,796   183,918   520,122

Pledging of assets

                                      Broker
         For     Against   Abstain   Non-Votes
      2,025,921  106,754   183,918   520,122

Purchases of securities

                                      Broker
         For     Against   Abstain   Non-Votes
      2,026,051  106,623   183,918   520,122

 44